UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2013

SCRIPSAMERICA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54550	26-2598594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Corporate Office Centre Tysons II, 1650 Tysons Boulevard, Suite 1580, Tysons Corner, VA 22102
 (Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (800) 957-7622

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

Ironridge Global IV, Ltd. (“Ironridge”) purchased from various creditors of the Registrant, bona fide claims held by those creditors against the Registrant in the aggregate amount of $686,962.08 (the “Claim Amount”).  Subsequently, the Registrant offered to settle those claims in exchange for the issuance of unrestricted and fully tradable shares of the Registrant’s common stock.  Ironridge accepted the Registrant’s settlement offer, subject to a hearing on the fairness of the settlement terms.  On November 7, 2013, the Registrant, Ironridge and the CEO and CFO of the Registrant entered into a Stipulation Order for the settlement on the terms agreed on by Ironridge and the Registrant.  On November 8, 2013, a California Superior Court for the County of Los Angeles (the “State Court”) held a hearing on the fairness of the Registrant’s settlement offer to Ironridge.  Pursuant to the court order issued by the State Court on November 8, 2013, the shares of the Registrant’s common stock will be deemed issued in settlement of the claims (subject to certain adjustments based on the future trading value of the stock) when delivered to Ironridge.  On November 18, 2013 the Registrant’s transfer agent delivered to Ironridge 8,690,000 shares of the Registrant’s common stock.  The shares issued to Ironridge are freely tradable and exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 3(a)(10) of the Securities Act and Section 25017(f)(3) of the California Corporations Code.  The number of shares issued to Ironridge is subject to adjustment based trading price of the Registrant’s stock such that the value of the shares is sufficient to cover the Claim Amount, a 10% agent fee amount and Ironridge’s reasonable legal fees and expenses ( the “Final Amount”).  Under the Stipulation Order, Ironridge may not be the beneficial owner of more than 9.99% of the Registrant’s outstanding shares of common stock until the Final Amount is paid.  Further Ironridge has agreed not to exercise any voting rights of the shares issued to it nor influence or cause any change in control of the Registrant.

Item 3.02            Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report, on November 18, 2013 the Registrant’s transfer agent delivered to Ironridge 8,690,000 shares of the Registrant’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCRIPSAMERICA, INC.

Date: November 19, 2013	By:	/s/ Robert Schneiderman
Robert Schneiderman
Chief Executive Officer